UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014 (September 30, 2014)

DT Asia Investments Limited

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-36664	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1102, 11/F., Beautiful Group Tower,

77 Connaught Road Central,

Hong Kong
(Address of principal executive offices, including Zip Code)

(852) 2110-0081

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 30, 2014, the registration statement (File No. 333-197187) (the “Registration Statement”) for DT Asia Investments Limited’s (the “Company”) initial public offering (“IPO”) was declared effective by the U.S. Securities and Exchange Commission.   In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated September 30, 2014, between the Company and EarlyBirdCapital, Inc. as representative of the underwriters (“EBC”);

●	A Business Combination Marketing Agreement, dated September 30, 2014, between the Company and EBC;

●	A Warrant Agreement, dated September 30, 2014, between the Company and Continental Stock Transfer & Trust Company;

●	A Rights Agreement, dated September 30, 2014, between the Company and Continental Stock Transfer & Trust Company;

●	An Investment Management Trust Agreement, dated September 30, 2014, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated September 30, 2014, between the Company and securityholders;

●	A Letter Agreement, dated September 30, 2014, among the Company, EBC and each shareholder, director and officer of the Company;

●	An Administrative Services Agreement between the Company and DeTiger Holdings Limited; and

●	An Escrow Agreement, dated September 30, 2014, among the Company, initial shareholders, and Continental Stock Transfer & Trust Company

On October 6, 2014, the Company consummated its IPO of 6,000,000 units (“Units”). Each Unit consists of one ordinary share, no par value per share (“Ordinary Share”), one right (“Right”) to receive one-tenth (1/10) of one Ordinary Share upon consummation of an initial business combination (a “Business Combination”) and one warrant (“Warrant”) to purchase one-half of one Ordinary Share at an exercise price of $12.00 per full share.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000.  The Company has granted the underwriters a 45-day option to purchase up to 900,000 additional Units to cover over-allotments, if any.

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the private placements (“Private Placements”) of (i) 320,000 units in the aggregate (the “Private Units”) at a price of $10.00 per Private Unit to EBC and the Sponsor and (ii) 1,800,000 warrants to the Sponsor (the “Sponsor Warrants”), each exercisable for one half of one Ordinary Share at an exercise price of $12.00 per full share, at a price of $0.50 per warrant. The Private Placements generating total proceeds of $4,100,000.  The Private Units consist of one Ordinary Share (“Private Shares”), one right (“Private Right”) to receive one-tenth (1/10) of one Ordinary Share upon consummation of a Business Combination and one warrant (“Private Warrant”) to purchase one-half of one Ordinary Share at an exercise price of $12.00 per full share.

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The Private Units are identical to the Units sold in the IPO except the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. However, the holders have agreed (A) to vote their Private Shares and any public shares in favor of any proposed Business Combination, (B) not to propose an amendment to Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities prior to the consummation of such a Business Combination, (C) not to redeem any Private Shares into the right to receive cash from the trust account in connection with a shareholder vote to approve the Company’s proposed initial Business Combination or a vote to amend the provisions of the Company’s Memorandum and Articles of Association relating to shareholders’ rights or pre-Business Combination activity and (D) that the Private Shares shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated. Additionally, the holders have agreed not to transfer, assign or sell any of the Private Units or underlying securities (subject to certain exceptions) until 30 days after the completion of the Business Combination.

The Sponsor Warrants are identical to the Private Warrants included in the Private Units.

In connection with the IPO, the Company also agreed to sell to EBC (and/or its designees), for $100, an option to purchase up to a total of 600,000 Units exercisable at $10.00 per Unit commencing on the later of the consummation of a Business Combination and one year from the date of the prospectus relating to the IPO. Since the option is not exercisable until at the earliest the consummation of a Business Combination, and the Rights included in the Units will entitle the holder to receive Ordinary Shares upon consummation of a Business Combination, the option will effectively represent the right to purchase 660,000 shares of Common Stock (which includes the 60,000 Ordinary Shares which will be issued for the Rights included in the Units) for $6,000,000 and 600,000 Warrants to purchase 300,000 Ordinary Shares at $12.00 per full share.

Item 5.03.  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2014, the Company filed its Amended and Restated Memorandum of Association in British Virgin Islands, a copy of which is attached hereto as Exhibit 3.1.  The terms of the foregoing are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01.  Other Events.

A total of $61,200,000 of the net proceeds from the IPO and the Private Placements were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A. (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay the Company’s working capital requirements or taxes, none of the funds held in the Trust Account will be released until the earlier of the completion of a Business Combination or the redemption of 100% of the public shares if the Company is unable to consummate an initial Business Combination within 18 months from the closing of the IPO.

Copies of the press releases issued by the Company announcing the effectiveness of the Registration Statement and consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 30, 2014, between the Company and EarlyBirdCapital, Inc. as representative of the underwriters (“EBC”)

1.2	Business Combination Marketing Agreement, dated September 30, 2014, between the Company and EBC

3.1	Amended and Restated Memorandum of Association

4.1	Warrant Agreement, dated September 30, 2014, between the Company and Continental Stock Transfer & Trust Company

4.2	Rights Agreement, dated September 30, 2014, between the Company and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated September 30, 2014, between the Company and Continental Stock Transfer & Trust Company

10.2	Registration Rights Agreement, dated September 30, 2014, between the Company and securityholders

10.3	Letter Agreement, dated September 30, 2014, among the Company, EBC and each shareholder, director and officer of the Company

10.4	Administrative Services Agreement between the Company and DeTiger Holdings Limited

10.5	Escrow Agreement, dated September 30, 2014, among the Company, initial shareholders and Continental Stock Transfer & Trust Company

99.1	Press Release, dated September 30, 2014, Announcing Effectiveness of IPO

99.2	Press Release, dated October 6, 2014, Announcing Closing of IPO

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2014

DT Asia Investments Limited

By:	/s/ Stephen N. Cannon
Stephen N. Cannon
Chief Executive Officer